EXHIBIT 10.12

            SCHEDULE OF EXECUTIVE SEVERANCE AGREEMENTS



               Employee                      Date of Agreement

          Edward C. Benninger                December 15, 1982

          Stan L. McLelland                  December 15, 1982

          E. Baines Manning                  July 16, 1988



    Each of these agreements is in substantially the same form as the agreement described in Exhibit 10.11 to the Valero Energy Corporation Annual Report on Form 10-K for the year ended December 31, 1996.